Exhibit 99.1

Scott Wine, Chairman & CEO Raymond James ConferenceMarch 5, 2013 POLARIS INDUSTRIES INC.

Polaris at a Glance Key Facts Manufacturer of high-performance motorized products Strong distribution channel 1,650 dealers in North America 1,100 dealers Internationally Productive loyal workforce ~4,900 strong Stakeholder focus Product innovation for customers Profit sharing for employees Dividends / growth for investor 2012 Sales by Product Off-Road Vehicles (ORV) 69% Snowmobiles 9% On-Road Vehicles 8% Parts Garments & Accessories 14% ATVs Side-by- Sides Sales (in millions) -20% +27% +33% +21% Up 7‐10% $1,566 $1,991 $2,657 $3,210 2009 2010 2011 2012 2013 Guidance 2012 Sales by Geography EMEA 74% of Total Int'l International 14% United States 72% Canada 14%

FY 2012 Sales and Net Income Record Sales, Net Income & EPS     Revenue increases across all product lines     EPS of $4.40 up 38% over 2011North American retail sales up 14% on continued strong market share gainsStrong Balance Sheet & increasing cash flow: well-positioned for 2013Total Shareholder return +53% for 2012 3 IR Mar2013 Dedicated, Experienced Team Delivers Strong Performance FY 2012 Net Income (in millions) FY 2012 Sales (in millions)

FY 2012 Sales and Net Income Record Sales, Net Income & EPS     Revenue increases across all product lines     EPS of $4.40 up 38% over 2011North American retail sales up 14% on continued strong market share gainsStrong Balance Sheet & increasing cash flow: well-positioned for 2013Total Shareholder return +53% for 2012 3 IR Mar2013 Dedicated, Experienced Team Delivers Strong Performance FY 2012 Net Income (in millions) FY 2012 Sales (in millions)

Best in Powersports Plus

Off-Road Vehicles

Full Year 2012

#1 in ORV - Expanding share in SxS and ATVs

ATVs #1 in market share in North America

Retail up high single digits % for FY 2012

SxS retail up over 20% in FY 2012

New *RZR* XP900 Jagged X sold out in 24 hours

New MY'13 products selling briskly

RANGER 900 XP, *RANGER* 800 EFI Mid-size, Scrambler 850

Polaris ORV Sales (in millions)



+32%
$1,822
ATV
SxS
FY 2011
+22%
$2,226
ATV
SxS
FY 2012
Up high single digits%
ATV
SxS
FY 2013 Guidance

ORV Sales by Product Line



Scrambler 850 XP
ATVs
RANGER
RZR
RZR® XP 900 H.O. Jagged X
RANGER XP 900

#1 in Market Share and Momentum Continues

IR Mar2013

5

POLARIS

Best in Powersports Plus

RZR Product Line

RZR MARKET / BRAND POSITION

RAZOR SHARP PERFORMANCE.

"PATENT PROTECTED"

POWER
Class Leading Power to Weight Ratio

RZR

AGILITY
Optimized Mass Placement
Precision Response
Maneuverability

SUSPENSION
Chassis Optimization
Application Based Wheelbase

RZR POSITIONING + CUSTOMER SOLUTIONS


VALUE
RZR 570
RZR S 800
RZR 4 800
ONLY TRAIL
ONLY HIGH PERFORMANCE
FIRST 4-SEAT
RZR 800
RZR XP 900
RZR XP 900 JAGGED X
RZR XP 4 900
PREMIUM

RZR WHY WE CONTINUE TO WIN


2008
2009
2010
2011
2012
2013
?
RZR 800
RZR S
RZR 4
RZR XP
RZR 570
RZR XP
RZR XP 4

Innovation + Performance = Growth

IR Mar2013

6

7 IR Mar2013 Best in Powersports Plus N.A. ORV Market Share ORV Engineering Headcount ORV Engineering Investment Investing to Maintain our Leadership Position  +26%  Off-Road Vehicles  +9%  +10%  (in millions)

POLARIS

Best in Powersports Plus

On-Road Vehicles

Full Year 2012

- Victory N.A. retail grew 10 times industry rate for 2012
- Victory gained share again in 2012, clear #2 in heavyweight segment
  - *Gained share in cruisers, baggers and touring*
- International unit retail sales up significantly and gaining share
- Introduced MY'13 Limited Edition 15th Anniversary Cross Country Touring model
- Victory Dealer Count 2012: N.A. ≈ 460, Int'l ≈ 135

Polaris Total On-Road Sales (in millions)



+79%
$146.3
+64%
$240.2
Up 25% - 35%
FY 2011
FY 2012
FY 2013
Guidance

Global Motorcycle Sales Opportunity

Global Market >1400cc = 214K



Indian
MOTORCYCLE
Classic/
Image
Riders
Novice
Riders
Current
Victory
Sales
Distance/
Performance
Riders
VICTORY



MY'13 Indian Chief Vintage FE (Final Edition)



MY'13 Victory 15th Anniversary Edition

Victory Continues to Outperform the Industry

IR Mar2013

8

9 Indian Motorcycle Launch 9 IR Mar2013 Indian Motorcycles – 1st American Motorcycle Brand – est. 1901

Indian Motorcycle Commercial 10 IR Mar2013

Best in Powersports Plus 7 New MY’14 Indy Models - reaching new customers in new product segments New MY’14 600 Switchback Assault Polaris Total Snowmobile Sales (in millions) Proven 600 Cleanfire™ Engine Polaris Brand Momentum Continues  550 Indy  550 Indy 144”  800 Indy SP  550 Indy LXT  550 Adventure  600 Voyager  550 Voyager  Down Single Digits%  +1%$283.0  +48%$280.1 11 IR Mar2013 (Gp:) Snowmobiles

Best in Powersports Plus

PG&A

Polaris PG&A


Apparel 4%
Parts 47%
49%
Accessories

- Sales up 13% for FY 2012
- All categories and regions increased sales for 2012
- Launched 250+ new MY '13 accessory products; 900XP cab system has been very successful

Polaris Sales ($ in millions)


+19%
$408.2
+13%
$460.8
Up about 20%
FY 2011
FY 2012
FY 2013 Guidance

KLIM Product Lines


Snow Outerwear

Snowmobile
3-Year CAGR +17%




MC Outerwear

Motorcycle
3-Year CAGR +93%




Footwear
Gloves

Accessories
3-Year CAGR +19%



KLIM Strategic Opportunity

- Industry leader in snow, growing presence in motorcycles.
- Gain core competence in technical riding apparel
- Aftermarket brand as catalyst for new segment(s) & channel(s)
- Rigby as Center-of-Excellence for R&D

High Margin Growth Business

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12

Leveraging Strong Brands to Fuel Growth 13 Adjacency Growth: Focus on Brand Expansion IR Mar2013 (Gp:) Off-Road&TATV    Best in Powersports PLUS  Global Market Leadership  Growth through Adjacencies  Strong Financial Performance  Operations:  A Competitive Advantage (Gp:) Private Limited

14 IR Mar2013 Growth Through Adjacencies Family of Light Tactical Vehicles Polaris Defense Sales A Leader in Light Tactical Vehicles  Unmanned Vehicles  Light-weight Armor  Non-pneumatic Tires  MV850  MRZR2  MRZR4  Coming Soon (Gp:) Polaris Defense

Growth Through Adjacencies

GEM

- Added over 150 dealers in 2012
- Expect 2013 revenue to grow double digits, again
- Lean will improve cost, quality and lead time
- 2013 focus on growing B2B customers

Sales


2012 Actual
2013 Expectations



GEM eL XD

Goupil

- 2012 revenue up double digits percent (proforma)
- Core French and Western European Markets weak
- Expect 2013 revenue to grow double digits, again
- 2013 Objectives:
  - *Successfully launch G5 Hybrid*
  - *Cost reductions / productivity improvements*
  - *Expand sales outside France to grow faster*

Sales


2012 Actual
2013 Expectations



Goupil G5 Hybrid

Small Vehicle Business Gaining Foothold

IR Mar2013 15

(Gp:) EMEA+5% (Gp:) LATIN AMERICA+9% (Gp:) ASIA PACIFIC+27% (Gp:) EMEAHEADQUARTERS (Gp:) POLARIS INTERNATIONAL SUBSIDIARIES (Gp:)    Global Market Leadership Polaris Sales (in millions) New European Manufacturing Gaining Share in Challenging Economic Environment  Up slightly  +39%$424.3  Guidance India Joint Venture  +9%$460.6  50/50 Joint Venture in India $50 million investment over the next 3 years Vehicle production anticipated to begin in 2015 Full Year 2012 Growth by Region 325,000 SFWeld, paint & assembly for ATV and SxSExpected to break ground in 1H of 2013; begin production 2H of 2014 16 IR Mar2013

Operational Excellence Gross margins increased 90 bps in 2012Higher volume, product cost reductions, pricingManufacturing realignment savings Productivity continued to improve; +6% in 201276% improvement in motorcycle delivery time thru RFMWarranty as % of sales lowest in 5 yearsInvesting incremental $100M in capitalPlant capacity, quality and capability across the globe 17 IR Mar2013 Lean Journey Producing Results Warranty as a % of Sales Gross Margins  Increase Upto +40 bps 3.0 2.8 2.6 2.4 2.2 2.0 1.8 1.6 1.4 1.2 2008 2009 2010 2011 2012

Profitable Growth 18 IR Mar2013 Relentless Focus on Sustainable, Profitable Growth  PII Year-end Stock Price  Revenue  Net Margin %  $14.33  $21.82  $39.01  $55.98  $84.15

POLARIS

Full Year 2013 Guidance

Total Company Sales (in millions)


Up 7% to 10%
$3,440 to $3,540
$3,210
2012 Actual
FY 2013 Guidance

Diluted EPS


Up 10% to 15%
$4.85 to $5.05
$4.40
2012 Actual
FY 2013 Guidance

- **Expect U.S. GDP growth to remain muted, Europe negative; BIC better, but mixed**
  - Opportunities for global growth & investment are high
- **North American Retail Sales growth and market share gains expected to continue**
  - PG&A growth accelerating faster than overall company
- **International Sales projected to increase slightly**
  - EMEA down slightly; APLA growth remains strong
- **Net Income projected up 10% to 15%**
  - On-going margin improvement expected from Monterrey; offsetting European plant expansion costs
  - Net Income Margin projected to be near long term goal of 10%

2013 Sales & EPS Reflects Continued Strong Operating Trends

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20  Thank youQ & A IR Mar2013

Appendices

2012 Summary

N.A. Retail Sales – 2012

N.A. Dealer Inventory Trends – 2012

2012 Full Year Guidance Detail

2012 Full Year Gross Margin Guidance

Balance Sheet and Liquidity Profile

Product Innovation

Polaris / Eicher Joint Venture

R&D Facility Expansion

Credit Arrangements

Safe Harbor Statement

IR Mar2013

21

Consistently Outstanding Results 2012 Summary 22 IR Mar2013 Metric Sales Gross Profit Operating Income Net Income EPS Operating Cash Flow Shareholder Return $3,210 28.8 $478.4 $312.3 $4.40 $416.1 9.7 14.9 53 +21 +90 bps +37 +170 +110 +38 +7

POLARIS

N.A. Retail Sales – 2012

Best in Powersports Plus

N.A. Retail Sales by Quarter


Snow
ORV
Victory
TOTAL
13%
19%
15%
11%
17%
17%
10%
13%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12

N.A. Powersports Market Share (units)


(Using Total Motorcycle Industry)
POLARIS
2005
2006
2007
2008
2009
2010
2011
2012

Polaris Q4 N.A. retail sales up 13%; Full Year up 14%, demand remains strong

Continue to gain market share in every business

- Remain clear #1 in N.A. Powersports

N.A. Powersports Industry showed growth in 2012

- Core ATV industry increased for the 1st time since 2004
- Motorcycle industry increased for the 1st time since 2006

Polaris N.A. Retail Sales Remain Strong; Industry Healthier

IR Mar2013
23

POLARIS

N.A. Dealer Inventory Trends – 2012

Best in Powersports Plus

Dealer Inventory


Units
2006
2007
2008
2009
2010
2011
2012
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC

N.A. Sales vs. Dealer Inventory


N.A. Sales - TTM
N.A. Dealer Inventory
N.A. Sales in Millions
Units in Inventory
$1,644
$1,313
$1,685
$2,233
$2,749
2008
2009
2010
2011
2012

LEAN initiatives improving delivery and inventory quality

- New Retail Flow Management (RFM) "pull" order process progressing well for motorcycles
- MVP order response and visibility enhancements for ORV dealers improving retail velocity and customer satisfaction

N.A. dealer inventories up 25% from 2011 for the right reasons:

- ORV Dealer Inventory up 26% to reduce stock-outs and improve mix of products
- Motorcycles dealer inventory up 43%; new RFM implementation; 50 new dealer adds
- Snowmobile inventory up 16% due to previous season-ending inventory

Dealer Inventory Remains in Excellent Shape

IR Mar2013
24

Continued Strong Financial Performance 2013 Full Year Guidance  Change vs 2012  Increased Decreased Flat 25 IR Mar2013

2013 Full Year Gross Margin Guidance   (Gp:) Improvement to gross profit margin % (Gp:) Impairment to gross profit margin % (Gp:) Neutral to gross profit margin %   26 IR Mar2013

Financial Position Remains Healthy Balance Sheet and Liquidity Profile 27 IR Mar 2013

Product Innovation 28 IR Mar2013 Research & Development Innovation Vitality Index Off-Road Vehicles7 New MY’13 (36 Models) Product Innovation Remains a Competitive Advantage  Scrambler 850 XP  RANGER XP 900  RZR 570 LE  Snowmobiles10 New MY’13 (27 Models)  800 Pro-RMK  MY’13 Boardwalk   INDIAN Chief Vintage LE On-Road Vehicles – Motorcycles7 New MY’13 (15 Models)  600 Indy SP 600 experienced engineers $127 million R&D spend in 2012Industry-leading technology centersWyoming, MNRoseau, MNSwitzerland   RZR XP 900 H.O. Jagged X Edition

Growth Through Adjacencies
Global Market Leadership

Polaris / Eicher Joint Venture

EICHER

- $1.3 billion manufacturer in the commercial automotive industry in India
- Proven expertise in LEAN Engineering
- India vehicle manufacturing expertise
- In-depth understanding of India and emerging markets
- Experienced vehicle JV partner

POLARIS

- Proven product development capabilities
- World class quality and reliability
- LEAN manufacturing know-how
- Proven distribution expertise

50/50 Joint Venture in India

- Signed July 24, 2012
- $50 million investment over the next 3 years, shared equally by each partner
- Modest P/L loss expected in 2013 for Polaris share of start-up costs
- Vehicle production anticipated to begin in 2015

Aligns With Polaris Key Strategic Objectives

IR Mar2013
29

R&D Facility Expansion

Wyoming, MN





Expansion Progress - January 2013

2012 R&D investments up 21%; new product vitality index over 78%

Announced 144,000 sq. ft. R&D expansion in Wyoming, MN

- Anticipated completion Q3 2013

Additional manufacturing expansions to meet capacity demands

- Leased 380,000 sq. ft. building in Milford, IA to accelerate adjacencies & additional capacity
- Expanding liquid paint capacity in Spirit Lake, Iowa – completion Q1 2014
- Roseau, MN facility expansion to support LEAN transformation
- New European manufacturing facility - completion 2H 2014

Expanding Capacity and R&D Capabilities

IR Mar2013

30

POLARIS

Credit Arrangements

Polaris Credit Facility ($ in Millions)


Zero Balance as of 12/31/12
$350
Unsecured Credit Agreement Expires 2018
$107 Outstanding
$107
Unsecured Senior Notes (due 2021); Capital Leases
December 31, 2012

Ample Credit Capacity

10 banks in Credit Facility

Senior Notes effective rate = 4.36%

Wholesale Credit ($ in Millions)

P.A. Income to Polaris


$13
$12
$16
2010
2011
2012

Polaris Acceptance 50/50 joint venture with GE U.S. Dealer Financing

16 year joint venture (contract until 2017)

Three Year Avg. ROI = 30%

Retail Credit ($ in Millions)

Approval Rate


58%
61%
60%
2010
2011
2012

Penetration Rate


33%
34%
34%
2010
2011
2012

Third party arrangements: HSBC (2013), GE (2016) and Sheffield (2016)

No Credit or Funding risk to Polaris

Approval and penetration rates have stabilized at acceptable levels

Ample Credit Capacity for Future Growth

IR Mar2013 31

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2013 sales, shipments, margins, net income, cash flow, and manufacturing realignment project transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2011 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. 32 IR Mar2013